Exhibit 1.1

Nordic Realty Trust, Inc.

[# of firm shares] Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

[pricing date]

WUNDERLICH SECURITIES, INC.

as Representative of the several Underwriters

c/o Wunderlich Securities, Inc.

6000 Poplar Ave., Suite 150

Memphis, TN 38119

Dear Sirs:

Each of Nordic Realty Trust, Inc., a Maryland corporation (the “Company”), Nordic Operating Partnership S.C.A., a corporate partnership limited by shares (société en commandite par actions) formed under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being in the process of registration with the Luxembourg Trade and Companies Register (the “Operating Partnership” and collectively with the Company, the “Transaction Entities”) and C-QUADRAT Real Estate Manager S.à r.l., a private limited liability company (société à responsabilité limitée), governed by the laws of the Grand Duchy of Luxembourg, having its registered office at, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg, having a share capital of EUR 12,500 and and being in the process of registration with the Luxembourg Trade and Companies Register (the “Manager”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Wunderlich Securities, Inc. is acting as a representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company of [# of firm shares] shares (the “Initial Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of [# of overallotment shares] additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

Prior to, or simultaneously with the settlement of the issuance and sale of the Initial Shares, the Company, together with its subsidiaries, will effect a series of transactions (collectively, the “Transactions”), as described in the Disclosure Package (as defined below) under the caption “Certain Relationships and Related Party Transactions,” pursuant to which, among other things, (i) the Operating Partnership has adopted its Articles of Association (the “Operating Partnership Articles”) as described in the Disclosure Package under the caption “Nordic Operating Partnership S.C.A. Articles Of Association”; (ii) the Transaction Entities and the Manager will enter into a management agreement (the “Management Agreement”); (iii) the Company will issue and sell shares of restricted Common Stock to, or cause the Operating Partnership to issue units or other equity interests (the “OP Shares”) to be subscribed for by, the directors and certain officers of the Company in the manner described in the Disclosure Package (the “Incentive Grants”); (iv) the Company will cause the Operating Partnership to issue OP Shares to C-QUADRAT Investment AG (“C-QUADRAT”) in a private placement pursuant to a purchase agreement (the “Private Placement Agreement”) at a price per OP Share equal to [insert price] (the “Concurrent Private Placement”); (v) the net proceeds of the offering of Common Stock will be contributed to the Operating Partnership in exchange for shares of the Operating Partnership; (vi) the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of OP Shares that will be issued in connection with the Transactions, pursuant to which, among other things, the Company will agree to grant such holders certain rights with respect to the registration of the offer and sale of shares of Common Stock exchangeable for such OP Shares, as applicable, under the Securities Act of 1933, as amended (the “Securities Act”); and (vii) the Company will enter into indemnification agreements (the “Indemnification Agreements”) with certain of its executive officers and directors. The agreements and instruments entered into or executed in connection with the Transactions (including, without limitation, the Management Agreement, the Private Placement Agreement, the Registration Rights Agreement and the Indemnification Agreements) are herein referred to as the “Transaction Documents.”

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The Transaction Entities and the Manager understand that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-11 (No. 333-207312) including a related preliminary prospectus, for the registration of the Shares under the Securities Act, and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, including all information, if any, incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto, including all information, if any, incorporated by reference therein.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Transaction Entities and the Underwriters agree as follows:

1.                  Sale and Purchase:

(a)                Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[insert share price], the Company agrees to sell to the Underwriters [insert # of shares] Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

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(b)               Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bears the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.                  Payment and Delivery:

(a)                Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours’ prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)               Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours’ prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

3.                  Representations and Warranties of the Company and Operating Partnership: Each of the Transaction Entities, jointly and severally, represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a)                the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a “Subsidiary,” which term shall include, without limitation, the Operating Partnership and its subsidiaries) have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as disclosed in both the Prospectus and the Disclosure Package, all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

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(b)               each of the Transaction Entities and their subsidiaries (with each of the Company’s Subsidiaries being named in Exhibit 21.1 to the Registration Statement) has been duly incorporated or organized and is validly existing as a corporation or general or limited partnership or other entity in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate or other power and authority to own its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Transaction Entities, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c)                Each of the Transaction Entities and their subsidiaries are, to the extent required, duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company and the Operating Partnership do not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d)               none of the Transaction Entities nor any of their subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Transaction Subsidiaries or any of their subsidiaries is a party or by which any of them or their respective properties are bound, except for such breaches or defaults which could not, individually or in the aggregate, have a Material Adverse Effect;

(e)                the execution, delivery, performance and filing, as applicable, of the Transaction Documents and this Agreement, and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of any of the Transaction Entities or any of their subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which any of the Transaction Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Transaction Entities or any of their subsidiaries, except in the case of this clause (ii) for such breaches or defaults which could not, individually or in the aggregate, have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(f)                this Agreement has been duly authorized, executed and delivered by each of the Transaction Entities;

(g)               each Transaction Document has been duly authorized by all necessary corporate or other action on the part of the Transaction Entities or any of their subsidiaries to the extent a party thereto, as applicable, and, at the Closing time and any Option Closing time, will be duly executed and delivered thereby and will be the legal, valid and binding agreement of such parties enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles; none of the Transaction Entities nor any of their subsidiaries, as applicable, is, and, to the knowledge of the Transaction Entities, none of the other parties thereto are, in breach or default of (nor has any event occurred which with notice, lapse of time, or both would constitute a breach or default of) their respective obligations under the Transaction Documents, except as could not, individually or in the aggregate, have a Material Adverse Effect or materially interfere with the transactions contemplated thereby or hereby;

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(h)               no approval, authorization, consent or order of or filing with, or license or permit from, any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency (including, but not limited to, in connection with the Alternative Investment Fund Managers Directive 2011/61/EU (“AIFMD”) or any laws, regulations, orders or rules implementing AIFMD (“Implementing Legislation”)) is required in connection with the execution, delivery and performance of this Agreement and the Transaction Documents by the Company and the Subsidiaries party hereto and thereto, the consummation of the transactions contemplated herein and therein, and the sale and delivery of the Shares by the Company, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the AIFMD, (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the NASDAQ Stock Market (“NASDAQ”), and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(i)                 each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(j)                 the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Operating Partnership, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(k)               the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(l)                 the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(b) hereof);

(m)             as of [ ]:00 [am] [pm] (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(b) hereof);

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(n)               each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(o)               the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(p)               except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(q)               the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(r)                 the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

(s)                from the time of initial confidential submission of a registration statement relating to the Shares with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act; “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act;

(t)                 neither the Company nor the Operating Partnership has (i) engaged in any Testing-the-Waters Communication other than through the Representative or (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications; the Company and the Operating Partnership reconfirm that the Representative has been authorized to act on their behalf in undertaking Testing-the-Waters Communications; except through the Representative, the Company has not distributed any Written Testing-the-Waters Communications (as defined below); “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a “written communication” within the meaning of Rule 405 under the Securities Act;

(u)               except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Transaction Entities, threatened against the Transaction Entities or any Subsidiary (or, to the Transaction Entities’ knowledge, any of their respective officers and directors) or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a Material Adverse Effect;

(v)               the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the Company as of the dates indicated; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; no other financial statements or supporting scheduled as required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

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(w)             Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(x)               subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(y)               the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(z)                except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in both the Prospectus and the Disclosure Package;

(aa)            the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company and the Operating Partnership or under any agreement to which the Company or any Subsidiary is a party or otherwise;

(bb)           the Shares have been approved for listing on NASDAQ, subject to official notice of issuance;

(cc)            none of the Transaction Entities nor any of their respective affiliates has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(dd)          any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company and the Operating Partnership to each Underwriter as to the matters covered thereby;

(ee)            the form of certificate, if any, used to represent the Common Stock complies in all material respects with all applicable statutory requirements, if any, and with any applicable requirements of the organizational documents of the Company;

(ff)             except as could not, individually or in the aggregate, result in a Material Adverse Effect, the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor the Operating Partnership knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

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(gg)           except as could not, individually or in the aggregate, result in a Material Adverse Effect, each of the Transaction Entities and their subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Disclosure Package, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary or desirable for the conduct of its businesses (collectively, the “Intellectual Property”); and the Transaction Entities are unaware of any claim to the contrary or any challenge by any other person to the rights of the Transaction Entities or any of their subsidiaries with respect to the Intellectual Property which could, individually or in the aggregate, result in a Material Adverse Change; except as could not, individually or in the aggregate, result in a Material Adverse Change, none of the Transaction Entities or their subsidiaries have infringed or is infringing the intellectual property of a third party, and neither the Transaction Entities nor any of their subsidiaries have received notice of a claim by a third party to the contrary;

(hh)           (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which are designed to provide reasonable assurances that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established and (y) except as described in the Registration Statement, Disclosure Package and Prospectus, since the Company’s inception, there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated). The Company’s auditors and the Audit Committee of the Board of Directors of the Company, or if no such Audit Committee exists, the full Board of Directors of the Company, have been advised of: (1) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information

(ii)               the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(jj)               each of the Company and the Subsidiaries has filed on a timely basis (taking into account duly obtained extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, and except where the failure to file such returns or to pay such taxes could not, individually or in the aggregate, have a Material Adverse Effect; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect;

(kk)           each of the Transaction Parties and their subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, as applicable, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; none of the Transaction Parties have any reason to believe that the Transaction Parties will not be able to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect; none of the Transaction Entities have been denied any insurance coverage that it has sought or for which it has applied;

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(ll)               except as could not, individually or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state, local or foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

(mm)       neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries, or (v) otherwise violated any applicable foreign laws or regulations concerning anti-corruption;

(nn)           except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(oo)           neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(pp)           none of the Transaction Entities have incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(qq)           no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

(rr)              none of the Transaction Entities are and, after giving effect to the offering and sale of the Shares or OP Shares, as applicable, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ss)             there are no existing or, to the knowledge of the Transaction Entities, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

(tt)              the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

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(uu)           the Company is organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended, (the “Code”) commencing with the Company’s taxable year ending December 31, 2016, and its actual and contemplated method of operation of the Company and the Subsidiaries has and will enable the Company to meet the requirements for taxation as a REIT under the Code; the Company intends to continue to qualify as a REIT for its subsequent years; and the descriptions of the Company’s organization and proposed method of operation set forth in the Registration Statement, the Disclosure Package and the Prospectus are true, complete and correct in all material respects;

(vv)         none of the Transaction Entities nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee, affiliate or person acting on behalf of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any similar foreign law, regulation or rule (collectively, the “Corrupt Practices Laws”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Transaction Entities and, to the knowledge of the Transaction Entities, their affiliates have conducted their businesses in compliance with Corrupt Practices Laws;

(ww)          all statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Transaction Entities believe to be reliable and accurate in all material respects;

(xx)            none of the Transaction Entities, nor, to the Transaction Entities’ knowledge, any of their respective affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Transaction Entities, have violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(yy)           the operations of the Transaction Entities and, to the Transaction Entitites’ knowledge, their affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transaction Entities, or, to the Transaction Entities’ knowledge, any of their affiliates, with respect to the Money Laundering Laws is pending or, to the Transaction Entities’ knowledge, threatened;

(zz)          the Incentive Grants have been duly authorized, and, when the equity interests to be issued pursuant thereto are issued and delivered will be validly issued, fully paid and non-assessable, and the Incentive Grants will not be subject to any preemptive or similar rights; the Incentive Grants are exempt from the registration requirements of the Securities Act and applicable state securities and blue sky laws; the Incentive Grants by the Operating Partnership of OP Shares or other equity interests comply with applicable foreign law;

(aaa)        the Operating Partnership Articles have been duly authorized by all necessary action on the part of the Company, Nordic GP Lux Co S.à r.l. and the Manager and, have been duly adopted and are in full force and effect;

(bbb)       the OP Shares and each other series of shares of the Operating Partnership conform as to legal matters to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; immediately after giving effect to the Transactions (including, without limitation, the Concurrent Private Offering), all outstanding shares of the Operating Partnership will be duly authorized, validly issued, fully paid and non-assessable, to the extent applicable, and will have been issued and sold in compliance with all applicable federal, state and foreign securities laws and not in contravention of any preemptive or other similar rights; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are, and, after giving effect to the Transactions, there will be, no outstanding (a) securities or obligations of the Operating Partnership convertible into or exchangeable or redeemable for any shares of the Operating Partnership, (b) warrants, rights or options to subscribe for or purchase from the Operating Partnership any such shares or any such convertible, exchangeable or redeemable securities or obligations or (c) obligations of the Operating Partnership to issue or sell any shares, any such convertible, exchangeable or redeemable securities or obligations or any such warrants, rights or options; after giving effect to the Transactions, (x) the outstanding shares of the Operating Partnership will consist of 5,000,000 OP Shares, 1 class A share and 100 unlimited shares (actions de commandité) and (y) the aggregate percentage interests of the Company, the limited partners and the general partner in the Operating Partnership will be as set forth in the Registration Statement, the Disclosure Package and the Prospectus;

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(ccc)       none of the Transaction Entities, nor, to the Transaction Entities’ knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Transaction Entities, are currently subject to or the target of any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”); and the Transaction Entities will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, partner or joint venturer or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as advisor, investor or otherwise) of Sanctions;

(ddd)        each of the Company and the Operating Partnership has the power to submit, and, pursuant to Section 17 hereof, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of the Specified Courts (as defined in Section 17) and has validly, irrevocably and unconditionally waived any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts; and each of the Company and the Operating Partnership has the power to irrevocably appoint, and, pursuant to Section 17 hereof, has legally, validly, effectively and irrevocably appointed CT Corporation System as its agent to receive service of process or other legal summons for purposes of any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby; and

(eee)          the offer, sale and issuance of OP Shares pursuant to the Concurrent Private Placement under the Private Placement Agreement will be exempt from the registration requirements of the Securities Act, the laws of the Grand Duchy of Luxembourg and the securities laws of any foreign country having jurisdiction with respect thereto.

4.                  Representations and Warranties of the Manager. The Manager represents and warrants to each Underwriter and agrees with the Underwriters that:

(a)                the Manager has been duly organized and is validly existing as a société à responsibilité limitée in good standing (or equivalent) under the laws of the Grand Duchy of Luxembourg and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Manager and each of its Subsidiaries is duly qualified as a foreign entity to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect;

(b)               this Agreement has been duly authorized, executed and delivered by the Manager;

(c)                the Manager has full right, power and authority to execute and delivery each of the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder, and all action required to be taken for the due and proper authorization, execution and delivery by it of each Transaction Document to which it is party and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken;

(d)               no consent, approval, authorization, or order of, or filing or registration with, any court or governmental authority or agency is necessary or required for the performance by the Manager of its obligations under this Agreement and the Management Agreement, except such as have been already obtained or as may be required under the Securities Act, Exchange Act Regulations, state securities laws, FINRA or NASDAQ;

(e)                the Manager is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Manager is a party or will be a party in connection with this Agreement (including the Management Agreement) or by which it may be bound, or to which any of the property or assets of the Manager is subject (collectively, “Manager’s Agreements and Instruments”), except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement do not and will not, and in the case of the performance of the Management Agreement, will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or repayment event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to, the Manager’s Agreements and Instruments (except for such conflicts, breaches, defaults or repayment events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the organizational and governing documents of the Manager or (B) any statute, law, rule, regulation, or order of any government agency or body or any court, domestic or foreign, having jurisdiction over the Manager or any of its assets, properties or operations, except in the case of clause (B) only, for any such violation that would not result in a Material Adverse Effect;

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(f)                the Manager possesses, and is in compliance with the terms of, all licenses necessary or material to the conduct of the business of the Manager now conducted or proposed in the Registration Statement, the Disclosure Package and the Prospectus to be conducted by the Manager, except where the failure to possess such licenses would not, singly or in the aggregate, result in a Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any licenses that, if determined adversely to the Manager would, individually or in the aggregate, have a Material Adverse Effect;

(g)               the Manager has not been notified that any of its executive officers or key employees named in the Registration Statement, the Disclosure Package and the Prospectus (each, a “Company-Focused Professional”) plans to terminate his or her employment with the Manager. Neither the Manager nor, to the knowledge of the Manager, any Company-Focused Professional is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Registration Statement, the Disclosure Package and the Prospectus;

(h)               the statements and other information regarding the Manager in the Registration Statement, the Disclosure Package and the Prospectus, including, but not limited to: (i) the first two paragraphs under the captions “Prospectus Summary—Our Manager,” “Business—Our Manager,” and “Our Management—Our Manager and the Management Team—Track Record of our Manager’s Senior Management Team”; and (ii) those made under the captions “Prospectus Summary—Our Acquisition Targets,” “Prospectus Summary—Conflicts of Interest,” “Business—Our Acquisition Targets,” “Our Management—C-QUADRAT’s Executive Board,” and “Our Management—C-QUADRAT’s Senior Management Team” are true and correct in all material respects;

(i)                 the Manager has not taken, and will not take, directly or indirectly, any action that is designed to or that has constituted or that would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(j)                 there are no actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) now pending, or, to the knowledge of the Manager, threatened against or affecting the Manager that, if determined adversely to the Manager, would, individually or in the aggregate, have a Material Adverse Effect;

(k)               the Manager and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Manager or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; and neither the Manager nor any such subsidiary has been refused any insurance coverage sought or applied for;

(l)                 the Manager is not prohibited by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or the rules and regulations thereunder, from performing its obligations under the Management Agreement as described in the Registration Statement, the Disclosure Package and the Prospectus; and the Manager is not registered and is not required to be registered as an investment adviser under the Advisers Act;

(m)             the Manager (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares;

(n)               the Management Agreement has been duly authorized by all necessary action constitutes a valid and binding agreement of the Manager enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity);

(o)               the Manager operates under the Company’s system of internal accounting controls in order to provide reasonable assurances that (A) transactions effectuated by it on behalf of the Company pursuant to its duties set forth in the Management Agreement are executed in accordance with management’s general or specific authorization; and (B) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization; and

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(p)               the Manager has the financial, personnel and other resources available to it necessary for the performance of its services and obligations as contemplated hereby and in the Management Agreement, the Registration Statement, the Disclosure Package and the Prospectus.

5.                  Certain Covenants of the Transaction Entities: Each of the Transaction Entities, jointly and severally, covenants with each Underwriter:

(a)                to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company and the Operating Partnership shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b)               if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

(c)                to prepare the Prospectus in a form approved by the Underwriters and timely file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)               to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e)                to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f)                to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)               to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

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(h)               to advise the Underwriters promptly of the happening of any event or development known to the Transaction Entities within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(i)                 to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(j)                 prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

(k)               to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

(l)                 to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(m)             to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(n)               to promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 5(o) hereof;

(o)               to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (except for a registration statement on Form S-8 registering the offer and sale of securities pursuant to the Company’s 2016 Equity Incentive Plan disclosed in the Disclosure Package and the Prospectus), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) announcing the intention to effect any of the transactions referred to in clauses (i) or (ii) above. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (i) pursuant to the 2016 Equity Incentive Plan, as disclosed in the Prospectus or (ii) upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, (C) the transfers of any shares of Common Stock by operation of the provisions of Article VII of the Company’s charter as in effect on the Closing Time and as described in the Registration Statement, the Disclosure Package and the Prospectus, (D) the issuance of OP Shares pursuant to the Transactions as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and (E) the issuance of Common Stock or securities convertible into or exchangeable for Common Stock in connection with the acquisition of properties [in amounts in the aggregate not exceeding _____];

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(p)               not to, and to use its best efforts to cause its officers, directors and affiliates not to, take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares;

(q)               to cause C-QUADRAT and each officer and director listed in the table under “Our Management—Our Directors, Director Nominees and Our Manager’s Senior Management Team” set forth in the Registration Statement, the Disclosure Package and the Prospectus to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto; and

(r)                 that the Company will continue to use its best efforts to meet the requirements to qualify as a REIT; and, if the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 7(u) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B-2 hereto through a major news service at least two business days before the effective date of the release or waiver.

6.                  Payment of Expenses:

(a)                The Transaction Entities agree to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates, if any, for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vi) the fees and expenses incurred in connection with the inclusion of the Shares on NASDAQ, (vii) making road show presentations with respect to the offering of the Shares, and (viii) the performance of the obligations of the Transaction Entities hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

(b)               The Transaction Entities agree to reimburse the Representative for its reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc.; provided, however, that the reimbursement to the Representative for fees and expenses of Underwriters’ outside counsel shall not exceed $450,000 in the aggregate.

(c)                If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Transaction Entities to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Transaction Entities shall be unable to perform their respective obligations under this Agreement, the Transaction Entities agree, jointly and severally, to also reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

7.                  Conditions of the Underwriters’ Obligations: The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Transaction Entities and the Manager hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Transaction Entities and the Manager of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a)                The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and substantially in the form attached hereto as Exhibit [ ].

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(b)               The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance LLP, tax counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and substantially in the form attached hereto as Exhibit [ ].

(c)                The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Clifford Chance S.C.S., special Luxembourg counsel for the Company, the Operating Partnership and C-QUADRAT, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and substantially in the form attached hereto as Exhibit [ ].

(d)               The Underwriters shall have received at the Closing Time and on each Option Closing Time an opinion of Wiersholm, special Norwegian counsel, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representative, stating that the statements under the captions “Business – Norway” and “Norway Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

(e)                The Underwriters shall have received at the Closing Time and on each Option Closing Time an opinion of Lindahl, special Swedish counsel, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representative, stating that the statements under the captions “Business – Sweden” and “Sweden Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

(f)                The Underwriters shall have received at the Closing Time and on each Option Closing Time an opinion of Kromann Reumert, special Danish counsel, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representative, stating that the statements under the captions “Business – Denmark” and “Denmark Tax Considerations” in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.

(g)               The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time opinions of local counsel reasonably acceptable to the Representative, addressed to the Underwriters and dated the Closing Time and each Option Closing Time, and in form and substance satisfactory to the Representative, stating that none of the Company, the Operating Partnership, the Manager or any of their respective affiliates are required to become authorized as, or required to comply with any requirements applicable to an alternative investment fund manager under the Implementing Legislation of the United Kingdom, the Netherlands or Luxembourg in connection with the transactions contemplated by this Agreement or the operation of such entities’ respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus.

(h)               On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from Ernst & Young LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

(i)                 The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Winston & Strawn LLP, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.

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(j)                 The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of [_____________], special Luxembourg local counsel for the Underwriters, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.

(k)               [The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of [_____________], special [_____] counsel for the Underwriters, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.]

(l)                 The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve.

(m)             No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(n)               Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o)               All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(p)               Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any prospective Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(q)               The Shares shall have been approved for inclusion on NASDAQ.

(r)                 FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwristing terms and arrangements.

(s)                The Representative shall have received lock-up agreements from C-QUADRAT and each officer and director listed in the table under “Our Management—Our Directors, Director Nominees and Our Manager’s Senior Management Team” set forth in the Registration Statement, the Disclosure Package and the Prospectus, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

(t)                 The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer, Chief Accounting Officer, substantially in the form attached hereto as Exhibit [___].

(u)               The Company shall have provided the Representative with satisfactory evidence that the Concurrent Private Placement has been consummated or shall be consummated concurrently with the purchase of the Shares on the Closing Date, on the terms described in the Registration Statement, the Disclosure Package and the Prospectus.

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(v)               The Company and the Operating Partnership shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company and the Operating Partnership contained herein, and the performance by the Company and the Operating Partnership of their respective covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

(w)             The Transactions described herein shall have been completed and consummated in accordance with their terms.

8.                Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by NASDAQ, or if trading generally on NASDAQ has been suspended or materially limited, or (v) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, could reasonably be expected to have a material adverse effect on the securities markets in the United States..

If the Representative elects to terminate this Agreement as provided in this Section 8, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Transaction Entities shall be unable to respectively comply with any of the terms of this Agreement, the Transaction Entities shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6, 10, and 18 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Operating Partnership under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.              Increase in Underwriters’ Commitments: If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 6, 10, 17 and 18 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Operating Partnership agree with the non-defaulting Underwriters that they will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

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If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

10.              Indemnity and Contribution by the Transaction Entities and the Underwriters; Indemnity by the Manager:

(a)                The Transaction Entities, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees, affiliates and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except in each case insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Issuer Free Writing Prospectus.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Transaction Entities pursuant to this subsection (a), such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Transaction Entities shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Transaction Entities of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Transaction Entities in connection with the defense of such action, or the Transaction Entities shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Transaction Entities (in which case none of the Transaction Entities shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Transaction Entities jointly and severally and paid as incurred (it being understood, however, that none of the Transaction Entities shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, none of the Transaction Entities shall be liable for any settlement of any such claim or action effected without its prior written consent. The respective directors, officers, employees, affiliates and agents of the Underwriters shall have the same rights set forth above in this paragraph as each Underwriter and controlling person.

(b)               The Manager agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act to the extent and in the manner set forth in paragraph (a) above; provided, however, that in the case of the Manager this indemnity shall only apply to any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which any Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use in the Registration Statement, Prospectus or Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Manager are the statements set forth in Section 4(h) of this Agreement.

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(c)                Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Transaction Entities, the directors of the Transaction Entities, the Company’s officers that signed the Registration Statement, and any person who controls the Transaction Entities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Transaction Entities or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, or Prospectus in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in [to come] under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(l), Section 3(m) and this Section 10.

If any action is brought against the Transaction Entities or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Transaction Entities or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Transaction Entities or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Transaction Entities or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the prior written consent of the Representative.

(d)               If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), and (b) of this Section 10 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities, on the one hand, and by the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

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(e)                The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable, (ii) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

11.              Survival:

The indemnity and contribution agreements contained in Section 10, the indemnity agreements contained in Section 18 and the covenants, warranties and representations of the Transaction Entities contained in Sections 3, 5, 6 and 17, and the covenants, warranties and representations of the Manager contained in Sections 4, 6 and 10 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees, affiliates and agents of each Underwriter or by or on behalf of the Transaction Entities or the Manager or any of their respective directors and officers, or any person who controls the Transaction Entities or the Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Transaction Entities, the Manager and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Transaction Entities or the Manager, against any of the officers and directors of the Transaction Entities or the Manager, as applicable, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

12.              Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Transaction Entities and the Manager acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other hand, and the Transaction Entities are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Transaction Entities, the Manager or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Transaction Entities or the Manager with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Transaction Entities or the Manager on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Transaction Entities or the Manager and that the several Underwriters have no obligation to disclose any of such interests. The Transaction Entities and the Manager acknowledge that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Transaction Entities and the Manager hereby waive and release, to the fullest extent permitted by law, any claims that the Transaction Entities or the Manager, as applicable, may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

13.              Notices:

All communications will be in writing and effective only on receipt and, if sent to the Representative, will be mailed, delivered or telefaxed to Wunderlich Securities, Inc.: (fax no.: ______), 6000 Poplar Ave., Suite 150, Memphis, TN 38119, Attention: Syndicate, with a copy (which shall not constitute notice hereunder) to Winston & Strawn LLP (fax no.: (312) 558-5700), 35 W. Wacker Drive, Chicago, Illinois 60601, Attention: Wayne D. Boberg and confirmed at (312) 558-5882; or, if sent to the Company, will be mailed, delivered or telefaxed to Nordic Realty Trust, Inc. (fax no.: ______), 31 West 52nd Street, New York, New York 10019, with a copy (which shall not constitute notice hereunder) to C-QUADRAT Real Estate Manager S.C.A. [(fax no.: 44 207 925 8799), 1 Vine Street, London W1J 0AH, United Kingdom and Clifford Chance US LLP (fax no.: (212) 878-8375), 31 West 52nd Street, New York, New York, 10019, confirmed at (212) 878-8000.

14.              Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

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15.              Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Transaction Entities, the Manager and the controlling persons, directors, officers, employees, affiliates and agents referred to in Sections 10 and 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

16.              Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

17.              Consent to Jurisdiction; Waiver of Immunity:

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in the federal or state courts located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The submission by the Transaction Entities and the Manager to the exclusive jurisdiction of the Specified Courts constitutes a valid and legally binding obligation of the Transaction Entities and the Manager, and service of process made in the manner set forth in this Agreement will be effective to confer valid personal jurisdiction over the Transaction Entities and the Manager, as applicable. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

18.              Judgment Currency:

In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which the Underwriters could, in accordance with normal banking procedures, purchase United States dollars with such other currency on the business day preceding that on which final judgment is given. If the U.S. dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Transaction Entities and the Manager, as applicable, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

19.              Definition of the Term “business day”

For purposes of this Agreement, “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday, which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

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If the foregoing correctly sets forth the understanding among the Transaction Entities, the Manager and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership, the Manager and the Underwriters.

Very truly yours,

NORDIC REALTY TRUST, INC.

By:
Name:
Title:

NORDIC OPERATING PARTNERSHIP S.C.A.

By: Nordic GP Lux Co. S.à r.l., its general partner and manager

By:
Name:
Title: Manager

By:
Name:
Title: Manager

C-QUADRAT Real Estate Manager S.à r.l..

By:
Name:
Title: Manager

By:
Name:
Title: Manager

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Accepted and agreed to as of the date first above written:

Wunderlich Securities, Inc.

For themselves and as Representative of the other Underwriters named on Schedule I hereto.

WUNDERLICH SECURITIES, INC.

By:
Name:
Title:

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